Exhibit 99.2

Supplemental Operating and Financial Data
Second Quarter and Six Months Ended June 30, 2015

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our acquisition or disposition of properties, our capital resources, future expenditures for development projects, and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “anticipates,” “estimates,” “offers,” “plans,” “would,” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. In addition, references to our budgeted amounts and guidance are forward-looking statements. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

NON-GAAP INFORMATION

This document contains certain non-GAAP measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measurements of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See pages 31 through 32 for definitions of certain non-GAAP financial measures used in this document.

EPR Properties
Company Profile

The Company

EPR Properties (“EPR” or the “Company”) is a self-administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997.

Since that time, the Company has grown into a leading specialty real estate investment trust with an investment portfolio that includes Entertainment, Education, Recreation and Other specialty investments.

Company Strategy

EPR’s primary business objective is to enhance shareholder value by achieving predictable growth in Funds from Operations (“FFO”) and dividends per share. Our prevailing strategy is to focus on long-term investments in a limited number of categories in which we maintain a depth of knowledge and relationships, and which we believe offer sustained performance throughout all economic cycles. We believe our focused niche approach provides a competitive advantage, and the potential for higher growth and better yields.

We also adhere to rigorous underwriting and investing criteria, centered on key industry and property level cash flow criteria. As part of our growth strategy we will consider acquiring, developing or financing additional properties which are consistent with our overall strategy and meet our underwriting and investing criteria. In executing our growth strategy, we will employ moderate leverage. We have historically paid out approximately 80% of our FFO as adjusted in the form of dividends. This allows investors to realize a portion of their returns on a current basis.

Following are the key criteria against which our investments are evaluated:

Inflection Opportunity - Renewal or restructuring in an industry’s properties

Enduring Value - Real estate devoted to and improving long-lived activities

Excellent Execution - Market-dominant performance that creates value beyond tenant credit

Attractive Economics - Accretive initial returns along with growth in yield

Advantageous Position - Sustainable competitive advantages

EPR Properties
Investor Information

Senior Management

Greg Silvers	Mark Peterson
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

Jerry Earnest	Craig Evans
Senior Vice President and Chief Investment Officer	Senior Vice President, General Counsel and Secretary

Tom Wright	Mike Hirons
Senior Vice President - Human Resources and Administration	Vice President - Strategic Planning

Company Information

Corporate Headquarters	Trading Symbols
909 Walnut Street, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrC
EPR-PrE
Stock Exchange Listing	EPR-PrF
New York Stock Exchange

Equity Research Coverage

Bank of America Merrill Lynch	Jane Wong	646-855-3378
Citi Global Markets	Michael Bilerman/Nick Joseph	212-816-4471
FBR Capital Markets & Co.	Daniel Altscher	703-312-1651
J.P. Morgan	Anthony Paolone	212-622-6682
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
Keybanc Capital Markets	Jordan Sadler/Craig Mailman	917-368-2280
Ladenburg Thalmann	Daniel Donlan	212-409-2056
RBC Capital Markets	Richard Moore	440-715-2646
Stifel	Simon Yarmak	443-224-1345

EPR Properties is followed by the analysts identified above.  Please note that any opinions, estimates, forecasts or recommendations regarding EPR Properties’ performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of EPR Properties or its management.  EPR Properties does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

EPR Properties
Selected Financial Information
(Unaudited, dollars and shares in thousands)

	Three Months Ended June 30,		Six months ended June 30,
Operating Information:	2015	2014	2015	2014
Revenue (1)	$101,258	$91,787	$200,694	$181,643
Net income available to common shareholders of
EPR Properties	42,814	34,808	79,683	72,388
Earnings before interest, taxes, depreciation and amortization
(EBITDA) - continuing operations (1)(2)	83,093	78,194	148,204	153,844
Earnings before interest, taxes, depreciation and amortization
(EBITDA) - discontinued operations (2)	68	(4)	58	3,387
Adjusted EBITDA - continuing operations (1)(2)	87,522	78,950	172,817	154,796
Adjusted EBITDA - discontinued operations (2)	68	(4)	58	11
Interest expense, net (1)	20,007	20,555	38,594	40,453
Recurring principal payments	3,560	3,249	7,271	5,977
Capitalized interest	5,145	1,610	9,493	2,897
Straight-lined rental revenue	3,211	1,107	6,154	2,218
Dividends declared on preferred shares	5,952	5,952	11,904	11,904
Dividends declared on common shares	51,915	45,710	103,822	91,070
General and administrative expense	7,756	7,079	15,438	14,541

Balance Sheet Information:	June 30,
	2015	2014
Total assets	$3,991,392	$3,532,852
Accumulated depreciation	492,602	439,242
Total assets before accumulated depreciation (gross assets)	4,483,994	3,972,094
Unencumbered real estate assets (3)
Number	205	188
Gross book value	3,232,506	2,793,324
Annualized stabilized NOI	317,551	277,285
Total debt	1,945,864	1,659,801
Equity	1,902,143	1,751,970
Common shares outstanding	57,217	53,471
Total market capitalization (using EOP closing price)	5,426,451	4,993,468
Debt/total assets	49%	47%
Debt/total market capitalization	36%	33%
Debt/gross assets	43%	42%
Debt/Adjusted EBITDA - continuing operations (1)(4)	5.56	5.26
Debt/Adjusted EBITDA - continuing and discontinued operations (4)	5.55	5.26

(1) Excludes discontinued operations.
(2) See pages 31 through 32 for definitions.
(3) Includes unencumbered rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and land held for development.
(4) Adjusted EBITDA is for the quarter annualized. See pages 31 through 32 for definitions.

EPR Properties
Selected Balance Sheet Information
(Unaudited, dollars in thousands)

	2nd Quarter 2015	1st Quarter 2015	4th Quarter 2014	3rd Quarter 2014	2nd Quarter 2014	1st Quarter 2014
Assets
Rental properties:
Entertainment	$2,301,551	$2,267,993	$2,294,112	$2,287,516	$2,284,385	$2,143,392
Education	412,088	380,575	365,268	306,153	199,580	199,580
Recreation	315,502	295,838	257,814	219,723	218,656	159,334
Other	—	—	—	10,090	10,090	10,090
Less: accumulated depreciation	(492,602)	(471,057)	(465,660)	(453,284)	(439,242)	(422,463)
Land held for development	30,495	28,119	206,001	204,641	203,443	202,552
Property under development	494,066	390,205	181,798	189,051	182,897	138,586
Mortgage notes receivable: (1)
Entertainment	58,220	58,220	58,220	58,220	58,220	58,220
Education	79,194	78,496	76,917	73,709	66,013	61,027
Recreation	403,799	385,367	367,797	409,304	379,435	366,561
Other	5,032	5,021	5,021	5,032	5,021	5,032
Investment in a direct financing lease, net	189,203	200,266	199,332	198,551	198,020	242,905
Investment in joint ventures	6,101	5,902	5,738	5,343	5,853	5,586
Cash and cash equivalents	6,146	102,206	3,336	8,386	13,589	20,406
Restricted cash	15,289	22,454	13,072	26,811	17,566	19,568
Accounts receivable, net	64,493	56,397	47,282	44,469	42,830	41,616
Other assets	102,815	97,300	86,000	85,516	86,496	87,121
Total assets	$3,991,392	$3,903,302	$3,702,048	$3,679,231	$3,532,852	$3,339,113

Liabilities and Equity
Liabilities:
Accounts payable and accrued liabilities	$80,855	$78,499	$82,180	$71,511	$70,383	$47,526
Common dividends payable	17,308	17,296	16,281	16,288	15,239	15,232
Preferred dividends payable	5,952	5,952	5,952	5,952	5,952	5,952
Unearned rents and interest	39,270	42,628	25,623	36,551	29,507	27,281
Line of credit	100,000	—	62,000	34,000	79,000	—
Debt	1,845,864	1,849,424	1,583,523	1,587,211	1,580,801	1,482,608
Total liabilities	2,089,249	1,993,799	1,775,559	1,751,513	1,780,882	1,578,599
Equity:
Common stock and additional paid-in- capital	2,297,495	2,295,091	2,284,029	2,280,693	2,093,922	2,090,420
Preferred stock at par value	139	139	139	139	139	139
Treasury stock	(77,244)	(77,001)	(67,846)	(66,437)	(66,096)	(65,857)
Accumulated other comprehensive income	8,290	8,711	12,566	13,557	14,225	15,129
Distributions in excess of net income	(326,914)	(317,814)	(302,776)	(300,611)	(290,597)	(279,694)
EPR Properties shareholders' equity	1,901,766	1,909,126	1,926,112	1,927,341	1,751,593	1,760,137
Noncontrolling interests	377	377	377	377	377	377
Total equity	1,902,143	1,909,503	1,926,489	1,927,718	1,751,970	1,760,514
Total liabilities and equity	$3,991,392	$3,903,302	$3,702,048	$3,679,231	$3,532,852	$3,339,113

(1) Includes related accrued interest receivable.

EPR Properties
Selected Operating Data
(Unaudited, dollars in thousands)

	2nd Quarter 2015	1st Quarter 2015	4th Quarter 2014	3rd Quarter 2014	2nd Quarter 2014	1st Quarter 2014
Rental revenue and tenant reimbursements:
Entertainment	$63,794	$64,267	$64,774	$65,102	$63,783	$61,410
Education	10,803	10,094	9,387	7,490	5,519	5,478
Recreation	7,228	6,705	5,840	6,069	4,612	3,846
Other	—	(23)	221	235	285	285
Mortgage and other financing income:
Entertainment	1,782	1,782	1,776	1,789	1,768	1,723
Education (1)	7,793	7,783	7,708	7,561	7,440	8,778
Recreation	8,613	8,181	14,563	10,050	8,096	8,066
Other	97	97	97	97	97	97
Other income	1,148	550	303	345	187	174
Total revenue	$101,258	$99,436	$104,669	$98,738	$91,787	$89,857

Property operating expense	5,770	6,357	6,961	5,948	5,539	6,449
Other expense	210	102	206	248	219	98
General and administrative expense	7,756	7,682	6,306	6,719	7,079	7,462
Retirement severance expense	—	18,578	—	—	—	—
Costs associated with loan refinancing or payoff	243	—	301	—	—	—
Interest expense, net	20,007	18,587	20,015	20,801	20,555	19,899
Transaction costs	4,429	1,606	1,131	369	756	196
Provision for loan loss	—	—	—	3,777	—	—
Depreciation and amortization	21,849	19,355	17,989	17,421	16,002	15,327
Income before equity in income in joint ventures and other items	40,994	27,169	51,760	43,455	41,637	40,426
Equity in income from joint ventures	198	164	395	300	267	311
Gain on sale of real estate	—	23,924	879	—	—	330
Gain on sale of investment in a direct financing lease	—	—	—	—	220	—
Income tax benefit (expense)	7,506	(8,426)	(896)	(1,047)	(1,360)	(925)
Income from continuing operations	48,698	42,831	52,138	42,708	40,764	40,142
Discontinued operations:
Income (loss) from discontinued operations	68	(10)	497	(3)	(4)	15
Transaction (costs) benefit	—	—	—	—	—	3,376
Net income attributable to EPR Properties	48,766	42,821	52,635	42,705	40,760	43,533
Preferred dividend requirements	(5,952)	(5,952)	(5,951)	(5,952)	(5,952)	(5,952)
Net income available to common shareholders of EPR Properties	$42,814	$36,869	$46,684	$36,753	$34,808	$37,581

(1) Represents income from owned assets under a direct financing lease, 11 mortgage notes receivable and one note receivable.

EPR Properties
Funds From Operations and Funds From Operations as Adjusted
(Unaudited, dollars in thousands except per share information)

	2nd Quarter 2015	1st Quarter 2015	4th Quarter 2014	3rd Quarter 2014	2nd Quarter 2014	1st Quarter 2014
Funds From Operations ("FFO") (1):
Net income available to common shareholders of EPR Properties	$42,814	$36,869	$46,684	$36,753	$34,808	$37,581
Gain on sale of real estate (excluding land sale)	—	(23,748)	(879)	—	—	—
Gain on previously held equity interest	—	—	—	—	—	—
Gain on sale of investment in a direct financing lease	—	—	—	—	(220)	—
Real estate depreciation and amortization	21,457	18,957	17,582	17,145	15,725	15,049
Allocated share of joint venture depreciation	65	64	64	54	53	54
FFO available to common shareholders of EPR Properties	$64,336	$32,142	$63,451	$53,952	$50,366	$52,684

FFO available to common shareholders of EPR Properties	$64,336	$32,142	$63,451	$53,952	$50,366	$52,684
Add: Preferred dividends for Series C preferred shares	—	—	1,941	—	—	—
Diluted FFO available to common shareholders	$64,336	$32,142	$65,392	$53,952	$50,366	$52,684

Funds From Operations as adjusted (1):
FFO available to common shareholders of EPR Properties	$64,336	$32,142	$63,451	$53,952	$50,366	$52,684
Costs associated with loan refinancing or payoff	243	—	301	—	—	—
Transaction costs (benefit)	4,429	1,606	1,131	369	756	(3,180)
Retirement severance expense	—	18,578	—	—	—	—
Provision for loan loss	—	—	—	3,777	—	—
Gain on sale of land	—	(176)	—	—	—	(330)
Deferred income tax expense (benefit)	(6,711)	6,888	184	363	842	407
FFO as adjusted available to common shareholders of EPR Properties	$62,297	$59,038	$65,067	$58,461	$51,964	$49,581

FFO per common share attributable to EPR Properties:
Basic	$1.12	$0.56	$1.11	$1.00	$0.94	$1.00
Diluted	1.12	0.56	1.10	1.00	0.94	1.00
FFO as adjusted per common share attributable to EPR Properties:
Basic	$1.09	$1.03	$1.14	$1.09	$0.97	$0.94
Diluted	1.08	1.03	1.13	1.08	0.97	0.94
Shares used for computation (in thousands):
Basic	57,200	57,111	57,141	53,792	53,458	52,541
Diluted	57,446	57,378	57,355	54,001	53,654	52,719

Weighted average shares outstanding-diluted EPS	57,446	57,378	57,355	54,001	53,654	52,719
Effect of dilutive Series C preferred shares	—	—	1,998	—	—	—
Adjusted weighted-average shares outstanding-diluted	57,446	57,378	59,353	54,001	53,654	52,719

(1) See pages 31 through 32 for definitions.

EPR Properties
Adjusted Funds From Operations
(Unaudited, dollars in thousands except per share information)

	2nd Quarter 2015	1st Quarter 2015	4th Quarter 2014	3rd Quarter 2014	2nd Quarter 2014	1st Quarter 2014
Adjusted Funds from Operations ("AFFO") (1):
FFO available to common shareholders of EPR Properties	$64,336	$32,142	$63,451	$53,952	$50,366	$52,684
Adjustments:
Amortization of above market leases, net	49	48	48	48	48	48
Transaction costs (benefit)	4,429	1,606	1,131	369	756	(3,180)
Retirement severance expense	—	18,578	—	—	—	—
Non-real estate depreciation and amortization	392	398	408	276	276	278
Deferred financing fees amortization	1,173	1,096	1,090	1,082	1,061	1,015
Costs associated with loan refinancing or payoff	243	—	301	—	—	—
Share-based compensation expense to management and trustees	2,085	1,972	1,918	2,313	2,343	2,328
Maintenance capital expenditures (2)	(435)	(1,023)	(1,929)	(1,572)	(3,026)	(1,154)
Straight-lined rental revenue	(3,211)	(2,943)	(3,515)	(2,932)	(1,107)	(1,111)
Non-cash portion of mortgage and other financing income	(3,408)	(2,976)	(2,248)	(1,585)	(1,239)	(1,286)
Provision for loan loss	—	—	—	3,777	—	—
Gain on sale of land	—	(176)	—	—	—	(330)
Deferred income tax expense (benefit)	(6,711)	6,888	184	363	842	407
AFFO available to common shareholders of EPR Properties	$58,942	$55,610	$60,839	$56,091	$50,320	$49,699

Weighted average diluted shares outstanding (in thousands)	57,446	57,378	57,355	54,001	53,654	52,719

AFFO per diluted common share	$1.03	$0.97	$1.06	$1.04	$0.94	$0.94

Dividends declared per common share	$0.9075	$0.9075	$0.8550	$0.8550	$0.8550	$0.8550

AFFO payout ratio (3)	88%	94%	81%	82%	91%	91%

(1) See pages 31 through 32 for definitions.
(2) Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(3) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

EPR Properties
Capital Structure at June 30, 2015
(Unaudited, dollars in thousands)

Consolidated Debt

Principal Payments Due on Debt:

	Mortgages			Unsecured Credit Facility (2)	Unsecured Senior Notes
Year	Amortization	Maturities	Bonds/Term Loan/Other (1)			Total	Weighted Avg Interest Rate
2015	$7,051	$65,370	$—	$—	$—	$72,421	5.73%
2016	11,754	96,144	1,850	—	—	109,748	5.92%
2017	7,118	158,201	—	—	—	165,319	4.89%
2018	919	12,462	—	—	—	13,381	6.34%
2019	—	—	—	100,000	—	100,000	1.44%
2020	—	—	285,000	—	250,000	535,000	4.88%
2021	—	—	—	—	—	—	—%
2022	—	—	—	—	350,000	350,000	5.75%
2023	—	—	—	—	275,000	275,000	5.25%
2024	—	—	—	—	—	—	—%
2025	—	—	—	—	300,000	300,000	4.50%
Thereafter	—	—	24,995	—	—	24,995	0.06%
	$26,842	$332,177	$311,845	$100,000	$1,175,000	$1,945,864	4.89%

		Balance	Weighted Avg Interest Rate	Weighted Avg Maturity
Fixed rate secured debt		$359,019	5.44%	1.43
Fixed rate unsecured debt (1)		1,416,850	5.19%	7.09
Variable rate secured debt		24,995	0.06%	22.25
Variable rate unsecured debt		145,000	1.48%	4.13
Total		$1,945,864	4.89%	6.02

(1) Includes $240 million of term loan that has been fixed through interest rate swaps through July 5, 2017. Subsequent to June 30, 2015, the amount outstanding under the unsecured term loan facility increased to $350.0 million.

(2) Unsecured Credit Facility Summary:

		Balance		Rate
	Commitment	at 6/30/2015	Maturity	at 6/30/2015

	$650,000	$100,000	April 24, 2019	1.44%

Note: This facility has a one year extension available at the Company's option (solely with respect to the unsecured revolving credit portion of the facility) and includes an accordion feature in which the maximum borrowing amount under the combined unsecured revolving credit and term loan facility can be increased from $1.0 billion to $2.0 billion, in each case, subject to certain terms and conditions.

EPR Properties
Capital Structure at June 30, 2015 and December 31, 2014
(Unaudited, dollars in thousands)

Consolidated Debt (continued)

Summary of Debt:
	June 30, 2015	December 31, 2014

Mortgage note payable, 5.56%, paid in full on March 6, 2015	$—	$30,508
Mortgage note payable, 5.39%, due November 1, 2015	4,795	4,960
Mortgage notes payable, 5.77%, due November 6, 2015	61,673	62,842
Mortgage notes payable, 5.84%, due March 6, 2016	34,881	35,515
Note payable, 2.50%, due April 21, 2016	1,850	1,850
Mortgage notes payable, 6.37%, due June 1, 2016	25,185	25,607
Mortgage notes payable, 6.10%, due October 1, 2016	22,621	23,000
Mortgage notes payable, 6.02%, due October 6, 2016	17,032	17,319
Mortgage note payable, 6.06%, due March 1, 2017	9,539	9,693
Mortgage note payable, 6.07%, due April 6, 2017	9,827	9,985
Mortgage notes payable, 5.73%-5.95%, due May 1, 2017	32,138	32,662
Mortgage notes payable, 4.00%, due July 6, 2017	95,452	97,248
Mortgage note payable, 5.29%, due July 8, 2017	3,530	3,604
Mortgage notes payable, 5.86% due August 1, 2017	23,310	23,681
Mortgage note payable, 6.19%, due February 1, 2018	13,514	13,849
Mortgage note payable, 7.37%, due July 15, 2018	5,522	6,205
Unsecured revolving variable rate credit facility, LIBOR + 1.25%, due April 24, 2019	100,000	62,000
Unsecured term loan payable, LIBOR + 1.40%, $240,000 fixed through interest rate swaps at 2.51% through January 5, 2016 and 2.38% from January 5, 2016 to July 5, 2017, due April 24, 2020	285,000	285,000
Senior unsecured notes payable, 7.75%, due July 15, 2020	250,000	250,000
Senior unsecured notes payable, 5.75%, due August 15, 2022	350,000	350,000
Senior unsecured notes payable, 5.25%, due July 15, 2023	275,000	275,000
Senior unsecured notes payable, 4.50%, due April 1, 2025	300,000	—
Bonds payable, variable rate, due October 1, 2037	24,995	24,995
Total	$1,945,864	$1,645,523

EPR Properties
Capital Structure
Senior Notes

Senior Debt Ratings as of June 30, 2015

Moody's	Baa2 (stable)
Fitch	BBB- (stable)
Standard and Poor's	BBB- (stable)

Summary of Covenants

The Company's outstanding senior unsecured notes have fixed interest rates of 4.50%, 5.25%, 5.75% and 7.75%. Interest on the senior unsecured notes is paid semiannually. The senior unsecured notes contain various covenants, including: (i) a limitation on incurrence of any debt that would cause the Company's debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for the Company's 4.50%, 5.25%, 5.75% and 7.75% senior unsecured notes, as defined and calculated per the terms of the notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show the Company's ability to incur additional debt under the terms of the senior unsecured notes only and are not measures of the Company's liquidity or performance.  The actual amounts as of June 30, 2015 and March 31, 2015 are:

		Actual	Actual
Note Covenants	Required	2nd Quarter 2015 (1)	1st Quarter 2015
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	44%	43%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	9%	9%
Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service)	≥ 1.5 x	3.5x	3.8x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	237%	242%

(1) See page 14 for detailed calculations.

EPR Properties
Capital Structure
Senior Notes
(Unaudited, dollars in thousands)

Covenant Calculations

Total Assets:	June 30, 2015		Total Debt:		June 30, 2015
Total Assets	$3,991,392		Secured debt obligations		$384,014
Add: accumulated depreciation	492,602		Unsecured debt obligations:
Less: intangible assets	(8,957)		Unsecured debt		1,561,850
Total Assets	$4,475,037		Outstanding letters of credit		—
			Guarantees		22,929
			Derivatives at fair market value, net, if liability		—
Total Unencumbered Assets:	June 30, 2015		Total unsecured debt obligations:		1,584,779
Unencumbered real estate assets, gross	$3,232,506		Total Debt		$1,968,793
Cash and cash equivalents	6,146
Land held for development	30,495
Property under development	494,066
Total Unencumbered Assets	$3,763,213

Consolidated Income Available for Debt Service:	2nd Quarter 2015	1st Quarter 2015	4th Quarter 2014	3rd Quarter 2014	Trailing Twelve Months
Adjusted EBITDA	$87,522	$85,295	$91,196	$85,823	$349,836
Add: Adjusted EBITDA of discontinued operations	68	(10)	497	(3)	552
Less: straight-line rental revenue	(3,211)	(2,943)	(3,515)	(2,932)	(12,601)
Consolidated Income Available for Debt Service	$84,379	$82,342	$88,178	$82,888	$337,787

Annual Debt Service:
Interest expense, gross	$25,164	$22,947	$22,560	$22,898	$93,569
Less: deferred financing fees amortization	(1,173)	(1,096)	(1,090)	(1,082)	(4,441)
Annual Debt Service	$23,991	$21,851	$21,470	$21,816	$89,128

Debt Service Coverage	3.5	3.8	4.1	3.8	3.8

EPR Properties
Capital Structure at June 30, 2015
(Unaudited, dollars in thousands except share information)

Equity

Security	Shares Issued and Outstanding	Price per share at June 30, 2015	Liquidation Preference	Dividend Rate	Convertible	Conversion Ratio at June 30, 2015

Common shares	57,216,813	$54.78	N/A	(1)	N/A	N/A
Series C	5,400,000	$22.97	$135,000	5.750%	Y	0.3728
Series E	3,450,000	$32.50	$86,250	9.000%	Y	0.4562
Series F	5,000,000	$25.95	$125,000	6.625%	N	N/A

Calculation of Total Market Capitalization:

Common shares outstanding at June 30, 2015 multiplied by closing price at June 30, 2015				$3,134,337
Aggregate liquidation value of Series C preferred shares (2)				135,000
Aggregate liquidation value of Series E preferred shares (2)				86,250
Aggregate liquidation value of Series F preferred shares (2)				125,000
Total debt at June 30, 2015				1,945,864
Total consolidated market capitalization				$5,426,451

(1) Total monthly dividends declared in the second quarter of 2015 were $0.9075 per share.
(2) Excludes accrued unpaid dividends at June 30, 2015

EPR Properties
Summary of Ratios
(Unaudited)

	2nd Quarter 2015	1st Quarter 2015	4th Quarter 2014	3rd Quarter 2014	2nd Quarter 2014	1st Quarter 2014

Debt to total assets (book value)	49%	47%	44%	44%	47%	44%

Debt to total market capitalization	36%	33%	31%	33%	33%	32%

Debt to gross assets	43%	42%	39%	39%	42%	39%

Debt/Adjusted EBITDA - continuing operations (1)	5.56	5.42	4.51	4.72	5.26	4.89

Debt/Adjusted EBITDA - continuing and discontinued operations (1)	5.55	5.42	4.49	4.72	5.26	4.89

Secured debt to secured assets	72%	65%	72%	68%	69%	66%

Unencumbered real estate assets to total real estate assets (2)	86%	84%	84%	82%	82%	84%

Interest coverage ratio (3)	3.5	3.6	4.0	3.7	3.6	3.6

Fixed charge coverage ratio (3)	2.8	2.9	3.1	2.9	2.8	2.8

Debt service coverage ratio (3)	3.0	3.1	3.4	3.2	3.1	3.2

FFO payout ratio (4)	81%	162%	78%	86%	91%	86%

FFO as adjusted payout ratio (5)	84%	88%	76%	79%	88%	91%

AFFO payout ratio (6)	88%	94%	81%	82%	91%	91%

(1) Adjusted EBITDA is for the quarter annualized. See pages 31 through 32 for definitions.
(2) Total real estate assets includes rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and land held for development.
(3) See page 17 for detailed calculation.
(4) FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(5) FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.
(6) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

EPR Properties
Calculation of Interest, Fixed Charge and Debt Service Coverage Ratios
(Unaudited, dollars in thousands)

	2nd Quarter 2015	1st Quarter 2015	4th Quarter 2014	3rd Quarter 2014	2nd Quarter 2014	1st Quarter 2014
Interest Coverage Ratio (1):
Net income	$48,766	$42,821	$52,635	$42,705	$40,760	$43,533
Provision for loan losses	—	—	—	3,777	—	—
Transaction costs (benefit)	4,429	1,606	1,131	369	756	(3,180)
Interest expense, gross	25,164	22,947	22,560	22,898	22,174	21,190
Retirement severance expense	—	18,578	—	—	—	—
Depreciation and amortization	21,849	19,355	17,989	17,421	16,002	15,327
Share-based compensation expense
to management and trustees	2,085	1,972	1,918	2,313	2,343	2,328
Costs associated with loan refinancing
or payoff	243	—	301	—	—	—
Interest cost capitalized	(5,145)	(4,348)	(2,543)	(2,085)	(1,610)	(1,287)
Straight-line rental revenue	(3,211)	(2,943)	(3,515)	(2,932)	(1,107)	(1,111)
Gain on sale of real estate	—	(23,924)	(879)	—	—	(330)
Gain on sale of investment in a direct financing lease	—	—	—	—	(220)	—
Deferred income tax expense (benefit)	(6,711)	6,888	184	363	842	407
Interest coverage amount	$87,469	$82,952	$89,781	$84,829	$79,940	$76,877

Interest expense, net	$20,007	$18,587	$20,015	$20,801	$20,555	$19,899
Interest income	12	12	2	12	9	4
Interest cost capitalized	5,145	4,348	2,543	2,085	1,610	1,287
Interest expense, gross	$25,164	$22,947	$22,560	$22,898	$22,174	$21,190

Interest coverage ratio	3.5	3.6	4.0	3.7	3.6	3.6

Fixed Charge Coverage Ratio (1):
Interest coverage amount	$87,469	$82,952	$89,781	$84,829	$79,940	$76,877

Interest expense, gross	$25,164	$22,947	$22,560	$22,898	$22,174	$21,190
Preferred share dividends	5,952	5,952	5,951	5,952	5,952	5,952
Fixed charges	$31,116	$28,899	$28,511	$28,850	$28,126	$27,142

Fixed charge coverage ratio	2.8	2.9	3.1	2.9	2.8	2.8

Debt Service Coverage Ratio (1):
Interest coverage amount	$87,469	$82,952	$89,781	$84,829	$79,940	$76,877

Interest expense, gross	$25,164	$22,947	$22,560	$22,898	$22,174	$21,190
Recurring principal payments	3,560	3,711	3,654	3,590	3,249	2,728
Debt service	$28,724	$26,658	$26,214	$26,488	$25,423	$23,918

Debt service coverage ratio	3.0	3.1	3.4	3.2	3.1	3.2

(1) See pages 31 through 32 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

EPR Properties
Reconciliation of Interest Coverage Amount to Net Cash Provided by Operating Activities
(Unaudited, dollars in thousands)

The interest coverage amount per the table on the previous page is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used in investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	2nd Quarter 2015	1st Quarter 2015	4th Quarter 2014	3rd Quarter 2014	2nd Quarter 2014	1st Quarter 2014

Net cash provided by operating activities	$62,889	$57,518	$82,087	$53,854	$72,824	$41,530

Equity in income from joint ventures	198	164	395	300	267	311
Distributions from joint ventures	—	—	—	(810)	—	—
Amortization of deferred financing costs	(1,173)	(1,096)	(1,090)	(1,082)	(1,061)	(1,015)
Amortization of above market leases, net	(49)	(48)	(48)	(48)	(48)	(48)
Increase in mortgage notes and related accrued interest receivable	2,410	599	1,674	2,087	129	107
Increase (decrease) in restricted cash	197	(730)	(1,486)	(1,181)	(754)	3,425
Increase (decrease) in accounts receivable, net	6,981	1,865	3,124	2,052	883	(543)
Increase in direct financing lease receivable	948	934	782	529	988	694
Increase (decrease) in other assets	(834)	2,891	(664)	(616)	2,195	2,446
Decrease (increase) in accounts payable and accrued liabilities	(3,437)	(2,529)	(12,711)	8,101	(14,688)	18,151
Decrease (increase) in unearned rents and interest	(1,898)	(6,079)	85	3,393	(1,008)	(3,793)
Straight-line rental revenue	(3,211)	(2,943)	(3,515)	(2,932)	(1,107)	(1,111)
Interest expense, gross	25,164	22,947	22,560	22,898	22,174	21,190
Interest cost capitalized	(5,145)	(4,348)	(2,543)	(2,085)	(1,610)	(1,287)
Transaction costs (benefit)	4,429	1,606	1,131	369	756	(3,180)
Retirement severance expense (cash portion)	—	12,201	—	—	—	—
Interest coverage amount (1)	$87,469	$82,952	$89,781	$84,829	$79,940	$76,877

(1) See pages 31 through 32 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

EPR Properties
Capital Spending and Disposition Summaries
(Unaudited, dollars in thousands)

2015 Capital Spending:
Description	Location	Operating Segment	Capital Spending Three Months Ended June 30, 2015	Capital Spending Six Months Ended June 30, 2015
Development of megaplex theatres	various	Entertainment	$4,583	$7,941
Acquisition of megaplex theatres	various	Entertainment	26,345	35,674
Development of other entertainment and retail projects	various	Entertainment	5,132	9,385
Investment in mortgage notes receivable for public charter schools	various	Education	696	2,283
Acquisition and development of public charter school properties	various	Education	36,364	52,797
Acquisition and development of early childhood education centers	various	Education	19,412	38,197
Development of private school properties	various	Education	45,054	56,001
Acquisition and development of ski resort	Wintergreen, VA	Recreation	157	21,865
Improvements at Wisp ski resort	McHenry, MD	Recreation	—	240
Development of TopGolf golf entertainment facilities	various	Recreation	41,350	70,430
Development of Camelback Mountain Resort	Tannersville, PA	Recreation	14,480	30,711
Additions to mortgage note receivable for development of Schlitterbahn waterparks	various	Recreation	1,723	3,257
Investment in casino and resort project	Sullivan County, NY	Other	3,032	5,958
Total investment spending			$198,328	$334,739
Other capital acquisitions, net	various		337	1,026
Total capital spending			$198,665	$335,765

2015 Dispositions:
Description	Location	Date of Disposition	Net Sales Proceeds
Sale of megaplex theatre property	Los Angeles, CA	January 2015	$42,709
Sale of land adjacent to public charter school investment	Queen Creek, AZ	March 2015	1,081
Sale of public charter school property	Pittsburgh, PA	May 2015	4,741

EPR Properties
Property Under Development - Investment Spending Estimates at June 30, 2015 (1)
(Unaudited, dollars in thousands)

	June 30, 2015		Owned Build-to-Suit Spending Estimates
	Property Under Development	# of Projects	3rd Quarter 2015	4th Quarter 2015	1st Quarter 2016	2nd Quarter 2016	Remainder 2016	Total Expected Cost (2)	% Leased
Entertainment	$13,077	3	$2,851	$4,958	$1,365	$1,365	$—	$23,616	100%
Education	185,307	33	53,546	25,386	36,745	26,081	28,491	355,556	100%
Recreation	105,790	7	26,136	14,900	1,346	—	—	148,172	100%
Total Build-to-Suit	304,174	43	$82,533	$45,244	$39,456	$27,446	$28,491	$527,344
Non Build-to-Suit Development	14,060
Adelaar	175,832
Total Property Under Development	$494,066

		June 30, 2015	Owned Build-to-Suit In-Service Estimates
		# of Projects	3rd Quarter 2015	4th Quarter 2015	1st Quarter 2016	2nd Quarter 2016	Remainder 2016	Total In-Service (2)	Actual In-Service 2nd Quarter 2015
Entertainment		3	$—	$23,616	$—	$—	$—	$23,616	$—
Education		33	171,905	25,726	5,208	9,369	143,348	355,556	14,838
Recreation		7	104,518	20,986	22,668	—	—	148,172	19,507
Total Build-to-Suit		43	$276,423	$70,328	$27,876	$9,369	$143,348	$527,344	$34,345

	June 30, 2015		Mortgage Build-to-Suit Spending Estimates
	Mortgage Notes Receivable	# of Projects	3rd Quarter 2015	4th Quarter 2015	1st Quarter 2016	2nd Quarter 2016	Remainder 2016	Total Expected Cost (2)
Entertainment	$—	—	$—	$—	$—	$—	$—	$—
Education	6,092	2	—	—	1,798	1,798	—	9,688
Recreation (3)	104,373	1	20,416	—	—	—	—	124,789
Total Build-to-Suit Mortgage Notes	110,465	3	$20,416	$—	$1,798	$1,798	$—	$134,477
Non Build-to-Suit Mortgage Notes	435,780
Total Mortgage Notes Receivable	$546,245

(1) This schedule includes only those properties for which the Company has closed on a contract (lease or mortgage) and commenced construction as of June 30, 2015.
(2) "Total Expected Cost" and "Total In-Service" each reflect the total capital costs expected to be funded by the Company through completion (including capitalized interest or accrued interest as applicable).

(3) Certain of these mortgage agreements contain provisions that allow for a conversion to a lease structure.
Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. Development projects have risks. See Item 1A - "Risk Factors" in the Company's most recent Annual Report on Form 10-K and, to the extent applicable, the Company's Quarterly Reports on Form 10-Q.

EPR Properties
Financial Information by Asset Type
For the Three Months Ended June 30, 2015
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$59,829	$10,803	$7,228	$—	$77,860	$—	$77,860
Tenant reimbursements	3,965	—	—	—	3,965	—	3,965
Other income	501	—	—	63	564	584	1,148
Mortgage and other financing income	1,782	7,793	8,613	97	18,285	—	18,285
Total revenue	66,077	18,596	15,841	160	100,674	584	101,258

Property operating expense	5,692	—	—	78	5,770	—	5,770
Other expense	—	—	—	210	210	—	210
Total investment expenses	5,692	—	—	288	5,980	—	5,980
General and administrative expense	—	—	—	—	—	7,756	7,756
Transaction costs	—	—	—	—	—	4,429	4,429
EBITDA - continuing operations	$60,385	$18,596	$15,841	$(128)	$94,694	$(11,601)	$83,093
	63%	20%	17%	—%	100%

Add: transaction costs						4,429	4,429
Adjusted EBITDA - continuing operations							87,522

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing						(243)	(243)
Interest expense, net						(20,007)	(20,007)
Transaction costs						(4,429)	(4,429)
Depreciation and amortization						(21,849)	(21,849)
Equity in income from joint ventures						198	198
Income tax benefit						7,506	7,506
Discontinued operations:
Income from discontinued operations						68	68
Net income attributable to EPR Properties							48,766
Preferred dividend requirements						(5,952)	(5,952)
Net income available to common shareholders of EPR Properties							$42,814

EPR Properties
Financial Information by Asset Type
For the Six Months Ended June 30, 2015
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$119,770	$20,897	$13,933	$—	$154,600	$—	$154,600
Tenant reimbursements	8,291	—	—	(23)	8,268	—	8,268
Other income	503	—	—	63	566	1,132	1,698
Mortgage and other financing income	3,564	15,577	16,794	193	36,128	—	36,128
Total revenue	132,128	36,474	30,727	233	199,562	1,132	200,694

Property operating expense	11,986	—	—	141	12,127	—	12,127
Other expense	—	—	—	312	312	—	312
Total investment expenses	11,986	—	—	453	12,439	—	12,439
General and administrative expense	—	—	—	—	—	15,438	15,438
Transaction costs	—	—	—	—	—	6,035	6,035
Retirement severance expense	—	—	—	—	—	18,578	18,578
EBITDA - continuing operations	$120,142	$36,474	$30,727	$(220)	$187,123	$(38,919)	$148,204
	64%	20%	16%	—%	100%

Add: transaction costs						6,035	6,035
Add: retirement severance expense						18,578	18,578
Adjusted EBITDA - continuing operations							172,817

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing						(243)	(243)
Interest expense, net						(38,594)	(38,594)
Transaction costs						(6,035)	(6,035)
Retirement severance expense						(18,578)	(18,578)
Depreciation and amortization						(41,204)	(41,204)
Equity in income from joint ventures						362	362
Gain on sale of real estate						23,924	23,924
Income tax expense						(920)	(920)
Discontinued operations:
Income from discontinued operations						58	58
Net income attributable to EPR Properties							91,587
Preferred dividend requirements						(11,904)	(11,904)
Net income available to common shareholders of EPR Properties							$79,683

EPR Properties
Financial Information by Asset Type
For the Three Months Ended June 30, 2014
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$59,502	$5,519	$4,612	$285	$69,918	$—	$69,918
Tenant reimbursements	4,281	—	—	—	4,281	—	4,281
Other income	(12)	—	—	92	80	107	187
Mortgage and other financing income	1,768	7,440	8,096	97	17,401	—	17,401
Total revenue	65,539	12,959	12,708	474	91,680	107	91,787

Property operating expense	5,381	—	—	158	5,539	—	5,539
Other expense	—	—	—	219	219	—	219
Total investment expenses	5,381	—	—	377	5,758	—	5,758
General and administrative expense	—	—	—	—	—	7,079	7,079
Transaction costs	—	—	—	—	—	756	756
EBITDA - continuing operations	$60,158	$12,959	$12,708	$97	$85,922	$(7,728)	$78,194
	70%	15%	15%	—%	100%

Add: transaction costs						756	756
Adjusted EBITDA - continuing operations							78,950

Reconciliation to Consolidated Statements of Income:
Interest expense, net						(20,555)	(20,555)
Transaction costs						(756)	(756)
Depreciation and amortization						(16,002)	(16,002)
Equity in income from joint ventures						267	267
Gain on sale of investement in a direct financing lease						220	220
Income tax expense						(1,360)	(1,360)
Discontinued operations:
Loss from discontinued operations						(4)	(4)
Net income attributable to EPR Properties							40,760
Preferred dividend requirements						(5,952)	(5,952)
Net income available to common shareholders of EPR Properties							$34,808

EPR Properties
Financial Information by Asset Type
For the Six Months Ended June 30, 2014
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$116,324	$10,996	$8,459	$570	$136,349	$—	136,349
Tenant reimbursements	8,869	—	—	—	8,869	—	8,869
Other income	(12)	—	—	93	81	280	361
Mortgage and other financing income	3,490	16,218	16,162	194	36,064	—	36,064
Total revenue	128,671	27,214	24,621	857	181,363	280	181,643

Property operating expense	11,654	—	—	334	11,988	—	11,988
Other expense	—	—	—	318	318	—	318
Total investment expenses	11,654	—	—	652	12,306	—	12,306
General and administrative expense	—	—	—	—	—	14,541	14,541
Transaction costs	—	—	—	—	—	952	952
EBITDA - continuing operations	$117,017	$27,214	$24,621	$205	$169,057	$(15,213)	$153,844
	69%	16%	15%	—%	100%

Add: transaction costs						952	952
Adjusted EBITDA - continuing operations							154,796

Reconciliation to Consolidated Statements of Income:
Interest expense, net						(40,453)	(40,453)
Transaction costs						(952)	(952)
Depreciation and amortization						(31,329)	(31,329)
Equity in income from joint ventures						578	578
Gain on sale of real estate						330	330
Gain on sale of investment in a direct financing lease						220	220
Income tax expense						(2,285)	(2,285)
Discontinued operations:
Income from discontinued operations						11	11
Transaction (costs) benefit						3,376	3,376
Net income attributable to EPR Properties							84,292
Preferred dividend requirements						(11,904)	(11,904)
Net income available to common shareholders of EPR Properties							$72,388

EPR Properties
Financial Information by Segment - Discontinued Operations
(Unaudited, dollars in thousands)

	For the Three Months Ended June 30, 2015			For the Six Months Ended June 30, 2015
	Entertainment (1)	Other	Consolidated	Entertainment (1)	Other	Consolidated
Tenant reimbursements	$68	$—	$68	$68	$—	$68
Total revenue	68	—	68	68	—	68

Property operating expense	—	—	—	10	—	10
Total investment expenses	—	—	—	10	—	10
EBITDA and Adjusted EBITDA - discontinued operations	$68	$—	$68	$58	$—	$58

Reconciliation to Consolidated Statements of Income:
Income from discontinued operations			$68			$58

	For the Three Months Ended June 30, 2014			For the Six Months Ended June 30, 2014
	Entertainment (1)	Other	Consolidated	Entertainment (1)	Other (2)	Consolidated
Rental revenue	$—	$—	$—	$3	$—	$3
Total revenue	—	—	—	3	—	3

Property operating expense	4	—	4	10	—	10
Other expense (benefit)	—	—	—	—	(18)	(18)
Total investment expenses	4	—	4	10	(18)	(8)
Transaction costs (benefit)	—	—	—	(3,376)	—	(3,376)
EBITDA - discontinued operations	$(4)	$—	$(4)	$3,369	$18	$3,387

Add: transaction costs (benefit)			—			(3,376)
Adjusted EBITDA - discontinued operations			$(4)			$11
Reconciliation to Consolidated Statements of Income:
Transaction costs (benefit)			—			3,376
Income (loss) from discontinued operations			$(4)			$3,387

(1) For each of the three and six months ended June 30, 2015 and 2014 primarily relates to the settlement of escrow reserves and post closing adjustments associated with the sale of Toronto Dundas Square. Additionally, for the six months ended June 30, 2014, transaction costs (benefit) consists of a reversal of a liability that was established with the March 4, 2010 acquisition of Toronto Dundas Square. This liability was reversed as the related payment is not expected to occur.

(2) For the six months ended June 30, 2014, consists of a tax refund received on a vineyard and winery property sold in 2013.

EPR Properties
Investment Information by Asset Type
As of June 30, 2015 and December 31, 2014
(Unaudited, dollars in thousands)

	As of June 30, 2015
	Entertainment	Education	Recreation	Other	Consolidated
Rental properties, net of accumulated depreciation	$1,840,923	$396,146	$299,470	$—	$2,536,539
Add back accumulated depreciation on rental properties	460,628	15,942	16,032	—	492,602
Land held for development	4,457	2,274	—	23,764	30,495
Property under development	26,449	185,313	106,472	175,832	494,066
Mortgage notes and related accrued interest receivable, net	58,220	79,194	403,799	5,032	546,245
Investment in a direct financing lease, net	—	189,203	—	—	189,203
Investment in joint ventures	6,101	—	—	—	6,101
Intangible assets, gross (1)	21,240	—	—	—	21,240
Notes receivable and related accrued interest receivable, net (1)	2,144	—	—	—	2,144
Total investments (2)	$2,420,162	$868,072	$825,773	$204,628	$4,318,635
% of total investments	56%	20%	19%	5%	100%

	As of December 31, 2014
	Entertainment	Education	Recreation	Other	Consolidated
Rental properties, net of accumulated depreciation	$1,851,285	$354,182	$246,067	$—	$2,451,534
Add back accumulated depreciation on rental properties	442,827	11,086	11,747	—	465,660
Land held for development	4,457	—	—	201,544	206,001
Property under development	25,321	86,436	70,041	—	181,798
Mortgage notes and related accrued interest receivable, net	58,220	76,917	367,797	5,021	507,955
Investment in a direct financing lease, net	—	199,332	—	—	199,332
Investment in joint ventures	5,738	—	—	—	5,738
Intangible assets, gross (1)	20,796	—	—	—	20,796
Notes receivable and related accrued interest receivable, net (1)	2,069	—	—	—	2,069
Total investments (2)	$2,410,713	$727,953	$695,652	$206,565	$4,040,883
% of total investments	60%	18%	17%	5%	100%

(1) Included in other assets in the consolidated balance sheets as of June 30, 2015 and December 31, 2014 in the Company's Quarterly Report on Form 10-Q. Reconciliation is as follows:

	6/30/2015	12/31/2014
Intangible assets, gross	$21,240	$20,796
Less: accumulated amortization on intangible assets	(12,283)	(12,290)
Notes receivable and related accrued interest receivable, net	2,144	2,069
Prepaid expenses and other current assets	66,377	55,516
Total other assets	$77,478	$66,091

(2) See pages 31 and 32 for definitions.

EPR Properties
Lease Expirations
As of June 30, 2015
(Unaudited, dollars in thousands)

	Megaplex Theatres				Public Charter Schools, Early Education Centers and Private Schools				Ski Parks and Golf Entertainment Complexes
Year	Total Number of Properties		Rental Revenue for the Trailing Twelve Months Ended June 30, 2015 (1)	% of Total Revenue	Total Number of Properties		Financing Income/Rental Revenue for the Trailing Twelve Months Ended June 30, 2015	% of Total Revenue	Total Number of Properties	Rental Revenue for the Trailing Twelve Months Ended June 30, 2015	% of Total Revenue

2015	—		$—	—%	—		$—	—%	—	$—	—%
2016	4		9,337	2%	1		41	—%	—	—	—%
2017	4		7,356	2%	1		1,062	1%	—	—	—%
2018	16		26,471	7%	—		—	—%	—	—	—%
2019	5		12,619	3%	—		—	—%	—	—	—%
2020	8		13,662	3%	—		—	—%	—	—	—%
2021	5		7,584	2%	—		—	—%	—	—	—%
2022	12		22,252	6%	—		—	—%	—	—	—%
2023	5		10,715	3%	—		—	—%	—	—	—%
2024	14		28,046	7%	—		—	—%	—	—	—%
2025	7		12,837	3%	—		—	—%	—	—	—%
2026	6		10,235	2%	—		—	—%	—	—	—%
2027	13	(2)	15,028	4%	—		—	—%	1	2,924	1%
2028	4		6,505	2%	—		—	—%	—	—	—%
2029	16	(3)	14,715	4%	—		—	—%	—	—	—%
2030	1		322	—%	—		—	—%	—	—	—%
2031	5	(4)	7,280	2%	9	(5)	7,549	2%	—	—	—%
2032	3		2,039	—%	13	(6)	16,650	4%	3	4,506	1%
2033	6		4,679	1%	16	(7)	16,197	4%	1	1,676	—%
2034	2		1,968	—%	14		13,721	3%	6	8,618	2%
Thereafter	—		—	—	10	(8)	5,935	1%	4	8,074	2%
	136		$213,650	53%	64		$61,155	15%	15	$25,798	6%

Note: This schedule relates to owned megaplex theatres, public charter schools, early education centers, private schools, ski parks and golf entertainment complexes only, which together represent approximately 74% of total revenue for the trailing twelve months ended June 30, 2015. This schedule excludes properties under construction, land held for development and investments in mortgage notes receivable.

(1) Consists of rental revenue and tenant reimbursements.
(2) Eleven of these theatre properties are leased under a master lease.
(3) Fifteen of these theatre properties are leased under a master lease.
(4) Four of these theatre properties are leased under a master lease.
(5) Four of these public charter school properties are leased under a master lease to Imagine.
(6) Five of these public charter school properties are leased under a master lease to Imagine.
(7) Nine of these public charter school properties are leased under a master lease to Imagine.
(8) Three of these public charter school properties are leased under a master lease to Imagine.

EPR Properties
Top Ten Customers by Revenue from Continuing Operations
(Unaudited, dollars in thousands)

			Total Revenue For The		Total Revenue For The
			Three Months Ended	Percentage of	Six Months Ended	Percentage of
	Customers	Asset Type	June 30, 2015	Total Revenue	June 30, 2015	Total Revenue

1.	American Multi-Cinema, Inc.	Entertainment	$21,381	21%	$42,745	21%
2.	Regal Cinemas, Inc.	Entertainment	9,940	10%	19,995	10%
3.	Cinemark USA, Inc.	Entertainment	8,254	8%	16,730	8%
4.	Imagine Schools, Inc.	Education	5,968	6%	11,968	6%
5.	Carmike Cinemas, Inc.	Entertainment	4,887	5%	9,677	5%
6.	Top Golf USA	Recreation	4,363	4%	8,436	4%
7.	CBK Lodge, LP and CBH20, LP	Recreation	3,975	4%	7,549	4%
8.	SVVI, LLC	Recreation	3,498	3%	6,957	4%
9.	Southern Theatres, LLC	Entertainment	3,085	3%	6,164	3%
10.	Peak Resorts, Inc.	Recreation	2,787	3%	5,574	3%

	Total		$68,138	67%	$135,795	68%

EPR Properties
Summary of Mortgage Notes Receivable
(Unaudited, dollars in thousands)

Summary of Mortgage Notes Receivable

	June 30, 2015	December 31, 2014
Mortgage note, 9.00%, due July 31, 2015	$1,213	$1,164
Mortgage note and related accrued interest receivable, 9.00%, due November 30, 2015	1,200	1,149
Mortgage note receivable, 5.50%, due November 1, 2016	2,511	2,500
Mortgage note receivable and related accrued interest receivable, 9.00%, due March 11, 2017	1,454	—
Mortgage note and related accrued interest receivable, 10.00%, due November 1, 2017	2,521	2,521
Mortgage notes and related accrued interest receivable, 7.00% and 10.00%, due May 1, 2019	192,969	191,116
Mortgage note, 10.00%, due November 1, 2020	104,373	70,114
Mortgage note and related accrued interest receivable, 10.65%, due June 28, 2032	36,032	36,032
Mortgage note and related accrued interest receivable, 9.50%, due September 1, 2032	19,868	19,795
Mortgage note and related accrued interest receivable, 10.25%, due October 31, 2032	22,188	22,188
Mortgage note and related accrued interest receivable, 9.00%, due December 31, 2032	5,535	5,598
Mortgage notes and related accrued interest receivable, 9.50%, due April 30, 2033	29,211	28,788
Mortgage note and related accrued interest receivable, 10.25%, due June 30, 2033	3,480	3,471
Mortgage note, 11.31%, due July 1, 2033	12,896	13,005
Mortgage note, 8.50%, due June 30, 2034	4,879	4,870
Mortgage note and related accrued interest receivable, 9.50%, due August 31, 2034	12,354	12,082
Mortgage note and related accrued interest receivable, 11.10%, due December 1, 2034	51,450	51,450
Mortgage notes, 10.13%, due December 1, 2034	37,561	37,562
Mortgage notes, 10.40%, due December 1, 2034	4,550	4,550
Total mortgage notes and related accrued interest receivable	$546,245	$507,955

Payments Due on Mortgage Notes Receivable

	As of June 30, 2015
Year:
2015	$5,111
2016	3,932
2017	3,208
2018	837
2019	193,899
Thereafter	339,258
Total	$546,245

EPR Properties
Summary of Notes Receivable
(Unaudited, dollars in thousands)

Summary of Notes Receivable (1)

	June 30, 2015	December 31, 2014
Note and related accrued interest receivable, 9.23%,
past due (2)	$3,777	$3,777
Note and related accrued interest receivable, 12.50%,
due March 1, 2024	2,144	2,069
Total notes and related accrued interest receivable	$5,921	$5,846
Less: Loan loss reserve	(3,777)	(3,777)
Total notes and related accrued interest receivable, net	$2,144	$2,069

(1) Included in other assets in the consolidated balance sheets as of June 30, 2015 and December 31, 2014 in the Company's Quarterly Report on Form 10-Q.

(2) Note receivable is impaired as of June 30, 2015 and is shown below as past due. In accordance with the Company's accounting policy, interest income is being recognized on a cash basis.

Payments due on Notes Receivable

	As of June 30, 2015
Year:
Past Due (100% Reserved)	$3,777
2015	17
2016	210
2017	—
2018	—
2019	—
Thereafter	1,917
Total	$5,921

EPR Properties
Definitions-Non-GAAP Financial Measures

EBITDA AND ADJUSTED EBITDA
EBITDA is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management uses EBITDA in its analysis of the business and operations of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA - continuing operations as the sum of net income plus costs (gain) associated with loan refinancing or payoff, net, interest expense (net), depreciation and amortization, less gain on sale or acquisition of real estate, gain on early extinguishment of debt, equity in income from joint ventures, gain on previously held equity interest, income tax expense or benefit and discontinued operations. EBITDA - discontinued operations is computed in the same manner but only as it relates to discontinued operations. Adjusted EBITDA - continuing operations is presented to also add back the effect of non-cash impairment charges, retirement severance expense, the provision for loan losses and transaction costs (benefit). Adjusted EBITDA - discontinued operations is computed in the same manner but only as it relates to discontinued operations.

The Company’s method of calculating EBITDA and Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and Adjusted EBITDA do not represent cash generated from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED
The National Association of Real Estate Investment Trusts (“NAREIT”) developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. Pursuant to the definition of FFO by the Board of Governors of NAREIT, we calculate FFO as net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from sales or acquisitions of depreciable operating properties and impairment losses of depreciable real estate, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. We have calculated FFO for all periods presented in accordance with this definition. In addition, we present FFO as adjusted by adding to FFO costs (gains) associated with loan refinancing or payoff, net, transaction costs (benefit), retirement severance expense, provision for loan losses and preferred share redemption costs and by subtracting gain on early extinguishment of debt, gain (loss) on sale of land and deferred income tax benefit (expense). FFO and FFO as adjusted are a non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
In addition to FFO, we present AFFO by adding to FFO provision for loan losses, transaction costs (benefit), retirement severance expense, non-real estate depreciation and amortization, deferred financing fees amortization, costs (gain) associated with loan refinancing or payoff, net, share-based compensation expense to management and trustees, amortization of above market leases, net and preferred share redemption costs; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue, the non-cash portion of mortgage and other financing income and gain on early extinguishment of debt, gain (loss) on sale of land and deferred income tax benefit (expense). AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

INTEREST COVERAGE RATIO
The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs (benefit), interest expense, gross (including interest expense in discontinued operations), retirement severance expense, depreciation and amortization, share-based compensation expense to management and trustees and costs (gain) associated with loan refinancing or payoff, net; subtracting interest cost capitalized, straight-line rental revenue, gain on early extinguishment of debt, gain (loss) on sale or acquisition of real estate from continuing and discontinued operations, gain on previously held equity interest and deferred income tax benefit (expense). We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO
The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO
The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS
Total investments is a non-GAAP financial measure defined as the sum of the carrying values of rental properties (before accumulated depreciation), rental properties held for sale (before accumulated depreciation), land held for development, property under development, mortgage notes receivable (including related accrued interest receivable), investment in a direct financing lease, net, investment in joint ventures, intangible assets, gross (included in other assets) and notes receivable and related accrued interest receivable, net (included in other assets). Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company's funds have been invested.